Exhibit 10.19
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(b)(10)(iv) OF SEC REGULATION S-K BECAUSE ABERCROMBIE & FITCH CO. (THE “REGISTRANT”) HAS DETERMINED THAT SUCH INFORMATION (I) IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL AND (II) CERTAIN OF THIS INFORMATION WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

CONFIRMATION, RATIFICATION AND AMENDMENT OF ANCILLARY LOAN DOCUMENTS
This Confirmation, Ratification and Amendment of Ancillary Loan Documents (this “Agreement”) is made as of April 29, 2021, by and among:
ABERCROMBIE & FITCH MANAGEMENT CO., a Delaware corporation, for itself and as Lead Borrower (in such capacity, the “Lead Borrower”) for the other Borrowers from time to time party hereto; the other Borrower’s party hereto;
the Persons named on Schedule 1.01 hereto (collectively, with each other Person that from time to time becomes a “Guarantor” hereunder, the “Guarantors” and together with the Borrowers, collectively, the “Loan Parties”); and
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent (the “Agent”);
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H
WHEREAS, the Loan Parties, the Agent and the Lenders from time to time party thereto have previously entered into that certain Credit Agreement dated as of August 7, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, in connection with the Existing Credit Agreement, the Loan Parties executed and delivered to the Agent, for the benefit of certain of the Credit Parties, among other documents, instruments and agreements, those documents, instruments and agreements set forth on Schedule 2.01 hereto (as amended, restated, supplemented or otherwise modified and in effect as of the date hereof, the “Ancillary Loan Documents”);
WHEREAS, the Agent, the Lenders, and the Loan Parties have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to a certain Amended and Restated Credit Agreement of even date herewith (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Restated Credit Agreement”);
WHEREAS, in connection with the execution and delivery of the Restated Credit Agreement, among other things, the Loan Parties and the Agent desire to enter into this Agreement to set forth their respective understanding with respect to the continued effectiveness of the Ancillary Loan Documents.
NOW, THEREFORE, it is hereby agreed by and among the Loan Parties and the Agent, for its own benefit and the benefit of the other Credit Parties, as follows:
1.    Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Restated Credit Agreement.

2.    Amendments to Ancillary Loan Documents.
(a)    Any and all references in the Ancillary Loan Documents to the “Credit Agreement” or “Loan Agreement” shall hereafter be deemed to refer to the Restated Credit Agreement.
(b)    Any and all references to “Term Facility”, “Term Agent”, “Term Priority Collateral” or “Term Documents” contained in the Security Agreement shall hereafter be deemed to refer to the “Notes Facility”, “Notes Collateral Agent”, “Notes Priority Collateral” and “Notes Documents” respectively.
(c)    The definition of “Excluded Property” set forth in the Security Agreement is hereby amended to insert the following text immediately following the reference to “(v) pledges and security interests prohibited by applicable Law, rule or regulation”:
“(including security interests in intent-to-use Trademark applications to the extent prohibited by the Lanham Act)”
(d)    Schedules I, III, and IV to the Security Agreement are hereby restated and replaced in their entirety with the Schedules attached as Schedule 3.01 hereto.
(e)    Schedule 1 (Assets in Possession of Third Parties) to the Information Certificate (setting forth the information required to be disclosed under Section I.C. (Warehousemen, Bailees, etc.) thereof) is hereby restated and replaced in its entirety with Schedule 4.01 attached hereto.
3.    Confirmation and Ratification of Ancillary Loan Documents.
(a)    Each of the Loan Parties hereby ratifies and confirms all of the terms and conditions of the Ancillary Loan Documents to which it is a party, and each of the Loan Parties acknowledges and agrees that each of the Ancillary Loan Documents (including any schedules and exhibits thereto) remains in full force and effect.
(b)    Each of the Loan Parties hereby ratifies and confirms each of the representations and warranties contained in the Ancillary Loan Documents to which it is a party are true and correct in all material respects as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.
(c)    Each of the Loan Parties hereby ratifies and confirms the information contained in the Ancillary Loan Documents (including any schedules and exhibits thereto) to which it is a party, except as amended, supplemented or otherwise modified pursuant to the revised/updated schedules attached hereto as Schedule 3.01.

(d)    Each of the Guarantors hereby acknowledges, confirms and agrees that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Restated Credit Agreement.
(e)    Without in any manner limiting the foregoing clauses 3(a)-(d), each of the Loan Parties hereby acknowledges, confirms and agrees that the Ancillary Loan Documents, and any and all Collateral previously pledged to the Agent or the Collateral Agent, as applicable, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all Secured Obligations (as defined in the Security Agreement) of the Loan Parties at any time and from time to time outstanding, as such Secured Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time.
4.    Miscellaneous.
(a)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
(b)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(c)    The Loan Parties, at the Loan Parties’ expense in accordance with Section 10.04 of the Restated Credit Agreement, shall execute such additional documents and undertake such additional actions as the Agent may reasonably request in order to more fully confirm, vest and perfect the Agent’s security interests and liens in the Collateral that are the subject of the Ancillary Loan Documents.
(d)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(e)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, SUBJECT TO THE LAST SENTENCE HEREOF, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, SUBJECT TO THE LAST SENTENCE HEREOF, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE EXERCISE OF THE CREDIT PARTIES OF THEIR RIGHTS AND REMEDIES WITH RESPECT TO THE COLLATERAL OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(f)    EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (E) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(g)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWERS:

ABERCROMBIE & FITCH
MANAGEMENT CO., as Lead Borrower
ABERCROMBIE & FITCH STORES, INC.
ABERCROMBIE & FITCH TRADING CO., as Borrowers

By:     /s/ Everett Gallagher
Name:    Everett E. Gallagher, Jr.
Title:    Senior Vice President & Treasurer

GUARANTORS:

ABERCROMBIE & FITCH CO., as Parent and as a Guarantor

By:     /s/ Everett Gallagher
Name:    Everett E. Gallagher, Jr.
Title:    Senior Vice President – Tax, Treasury & Risk Management & Treasurer

A & F TRADEMARK, INC.
ABERCROMBIE & FITCH HOLDING CORPORATION
HOLLISTER CO.
J.M.H. TRADEMARK, INC.
HOLLISTER CO. CALIFORNIA, LLC
AFH PUERTO RICO LLC
A&F CANADA HOLDING CO., as Guarantors

By:     /s/ Everett Gallagher
Name:    Everett E. Gallagher, Jr.
Title:    Senior Vice President & Treasurer

ABERCROMBIE & FITCH PROCUREMENT SERVICES, LLC, as a Guarantor

By:    Abercrombie & Fitch Trading Co.,
    its Sole Member

By:     /s/ Everett Gallagher
Name:    Everett E. Gallagher, Jr.
Title: Senior Vice President & Treasurer

AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:     /s/ Jai Alexander
Name: Jai Alexander
Title: Its Authorized Signatory

SCHEDULE 1.01
Guarantors

ABERCROMBIE & FITCH CO.
A & F TRADEMARK, INC.
ABERCROMBIE & FITCH HOLDING CORPORATION
HOLLISTER CO.
J.M.H. TRADEMARK, INC.
HOLLISTER CO. CALIFORNIA, LLC
AFH PUERTO RICO LLC
A&F CANADA HOLDING CO.
ABERCROMBIE & FITCH PROCUREMENT SERVICES, LLC

SCHEDULE 2.01
Ancillary Loan Documents

1.    Guaranty dated as of August 7, 2014 by the Guarantors in favor of the Agent (the “Facility Guaranty”).
2.    Security Agreement dated as of August 7, 2014 by and among the Lead Borrower, the other Grantors party thereto, and the Agent (as amended pursuant to the Confirmation, Ratification and Amendment of Ancillary Loan Documents, dated October 19, 2017, the “Security Agreement”).
3.    Grant of Security Interest in Untied States Copyrights dated as of August 7, 2014 by and among Abercrombie & Fitch Trading Co., A & F Trademark, Inc., and the Agent.
4.    Grant of Security Interest in Untied States Patents dated as of August 7, 2014 by and among Abercrombie & Fitch Trading Co., A & F Trademark, Inc., and the Agent.
5.    Grant of Security Interest in Untied States Trademarks dated as of August 7, 2014 by and among Abercrombie & Fitch Trading Co., and the Agent.
6.    Deposit Account Control Agreement (Springing Agreement) dated as of November 7, 2014 by and among Abercrombie & Fitch Stores, Inc., PNC Bank, National Association, as depository bank, the Agent, as First Lien Lender, and Wells Fargo Bank, National Association, as Second Lien Lender.
7.    Deposit Account Control Agreement (Access Restricted After Notice - Two Secured Parties) dated as of November 10, 2014 by and among Abercrombie & Fitch Stores, Inc., Wells Fargo Bank, National Association, as depository bank, the Agent, as First Lien Agent, and Wells Fargo Bank, National Association, as Second Lien Agent.
8.    Blocked Account Control Agreement dated as of December 18, 2014 by and among Abercrombie & Fitch Stores, Inc., U.S. Bank National Association as depository bank, the Agent, as First Lien Agent, and Wells Fargo Bank, National Association, as Second Lien Agent.
9.    Deposit Account Control Agreement dated as of January 14, 2015, by and among Abercrombie & Fitch Stores, Inc., Hollister Co., The Huntington National Bank, as depository bank, the Agent, as First Lien Creditor, and Wells Fargo Bank, National Association, as Second Lien Creditor, as amended by Amendment No. 1 thereto dated January 26, 2017.
10.    Blocked Account Control Agreement (“Shifting Control”), dated as of January 27, 2015, by and among the Lead Borrower, Abercrombie & Fitch Stores, Inc., Abercrombie & Fitch Co., Abercrombie & Fitch Trading Co., Abercrombie & Fitch Procurement LLC, A & F Trademark, Inc., JPMorgan Chase Bank, N.A., as depository bank, the Agent, as First Lien Agent, and Wells Fargo Bank, National Association, as Second Lien Agent, as amended by Amendment No. 1 thereto, dated September 11, 2015, as further amended by Amendment No. 2 thereto, dated May 20, 2016, as further amendment by Amendment No. 3 thereto, dated December 20, 2017, as further amendment by amendment No. 4 thereto, dated May 25, 2018 and as further amended by Amendment No. 5 thereto, dated February 12, 2020.
11.    Securities Deposit Account Control Agreement dated as of August 10, 2015 by and among the Lead Borrower, MUFG Union Bank, N.A., as depository bank, the Agent, as First Lien Agent, and Wells Fargo Bank, National Association, as Second Lien Agent.
12.    Deposit Account Control Agreement (First Lien) dated as of January 6, 2016 by and among the Lead Borrower, HSBC Bank US, N.A., as depository bank, and the Agent.

13.    Deposit Account Control Agreement (Springing Agreement) dated as of September 20, 2016 by and among the Lead Borrower, PNC Bank, National Association, as depository bank, the Agent, as First Lien Lender, and Wells Fargo Bank, National Association, as Second Lien Lender.
14.    Bailment Agreement dated as of January 23, 2015 by and among, Abercrombie & Fitch Trading Co., Maersk Agency U.S.A., Inc. on behalf of A.P. Møller - Mærsk A/S trading as Maersk Line, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
15.    Inventory Agreement dated as of March 12, 2015 by and among, Abercrombie & Fitch Trading Co., Expeditors International of Washington, Inc., the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
16.    Carrier Agency Agreement by and among, Abercrombie & Fitch Trading Co., US Lines, LLC, as agent for ANL Singapore, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
17.    Ocean Carrier Agency Agreement dated as of December 18, 2017, by and among, the Lead Borrower, Orient Overseas Container Line Limited, as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
18.    Freight Forwarder Agency Agreement dated as of December 4, 2017, by and among, the Lead Borrower, Schenker, Inc., as the Freight Forwarder, the Agent as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
19.    Freight Forwarder Agency Agreement dated as of December 13, 2017, by and among, the Lead Borrower, Toll Global Forwarding (Hong Kong) Limited, as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
20.    Freight Forwarder Agency Agreement dated as of February 2, 2018, by and among, the Lead Borrower, Hellmann Worldwide Logistics, as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
21.    Blocked Account Control Agreement dated as of January 29, 2018, by and among, Abercrombie & Fitch Stores, Inc., as the Company, the Agent, as the First Lien Agent, Wells Fargo Bank, National Association, as Second Lien Agent and U.S. Bank, National Association, as the Depositary Bank.
22.    Deposit Account (With Activation, Multi-Lender) Control Agreement dated as of February 27, 2018, by and among, the Lead Borrower, J.M. Hollister, LLC, AFH Puerto Rico LLC, the Agent, as the First Lien Agent, Wells Fargo Bank, National Association, as the Second Lien Agent, and Bank of America, National Association, as the Bank, as amended by Amendment No. 1 thereto, dated October 9, 2019.
23.    Freight Forwarder Agency Agreement dated as of September 8, 2017, by and among, the Lead Borrower, Expolanka USA, LLC, as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
24.    Notification and Control Agreement (Trust, Custody or Brokerage Accounts) dated as of April 23, 2018, by and among, the Lead Borrower, PNC Bank, National Association, as Custodian, the Agent, as the First Lien Secured Party, and Wells Fargo Bank, National Association, as the Second Lien Secured Party.
25.    Freight Forwarder Agency Agreement dated as of July 16, 2018, by and among, the Lead Borrower, JAS Forwarding USA Inc., as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.

26.    Account Control Agreement dated as of September 24 2018, by and among, the Lead Borrower, the Agent, as First Lien Secured Party, Wells Fargo Bank, National Association, as Second Lien Secured Party, and Lloyds Bank Corporate Markets PLC, as the Depository Institution.
27.    Freight Forwarder Agency Agreement dated as of October 8, 2019, by and among the Lead Borrower, Century Distribution Systems, Inc., as the Freight Forwarder, the Agent, as ABL Agent, and Wells Fargo Bank, National Association, as Term Agent.
28.    Deposit Account Control Agreement (Access Restricted After Notice – Two Secured Parties), dated as of February 19, 2019, by an among the Lead Borrower, the Agent, as First Lien Agent, Wells Fargo Bank, National Association, as Second Lien Agent, and Wells Fargo Bank, National Association, as Bank.
29.    Deposit Account Control Agreement (Springing Control – Single Secured Creditor), dated as of July 15, 2020, by and among the Lead Borrower, the Agent and Citizens Bank, N.A.
30.    Open-End Second Lien Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, entered into as of July 2, 2020 by the Lead Borrower in favor of the Agent.
31.    Notes by the Borrower in favor of the Lenders executed as of the date hereof.
32.    Credit Card Notifications executed and delivered by the Loan Parties as of the date hereof.
33.    UCC Financing Statements (including fixture filings) filed against the Loan Parties in favor of the Agent as of the date hereof.

Schedule 3.01
SCHEDULES TO SECURITY AGREEMENT

SCHEDULE I

Intercompany Notes

(a)    Foreign Subsidiaries. As of the Closing Date, the following instruments, or loan agreements in connection with, are paid or payable to the Loan Parties from foreign subsidiaries:

[*]

(b)    Domestic Subsidiaries and Loan Parties. As of the Closing Date, the following instruments, or loan agreements in connection with, are paid or payable to the Loan Parties from domestic subsidiaries or other Loan Parties:

[*]

SCHEDULE III
Pledged Interests

Owner	Issuer	Type of Organization	# of Shares or Percentage Owned	Total Shares Outstanding	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)
Abercrombie & Fitch Co.	Abercrombie & Fitch Holding Corporation	Corporation	100	100	100%	2
Abercrombie & Fitch Holding Corporation	Abercrombie & Fitch Management Co.	Corporation	100	100	100%	1
Abercrombie & Fitch Holding Corporation	Abercrombie & Fitch Distribution Company	Corporation	100	100	100%	1
Abercrombie & Fitch Management Co.	A & F Trademark, Inc.	Corporation	105	105	100%	6
Abercrombie & Fitch Management Co.	Abercrombie & Fitch Stores, Inc.	Corporation	100	100	100%	1
Abercrombie & Fitch Management Co.	Hollister Co.	Corporation	100	100	100%	1
Abercrombie & Fitch Management Co.	Abercrombie & Fitch International, Inc.	Corporation	100	100	65%	3
Abercrombie & Fitch Management Co.	Fan Company, LLC	Limited liability company	100%	N/A	100%	Uncertificated
Abercrombie & Fitch Management Co.	Canoe, LLC	Limited liability company	100%	N/A	100%	Uncertificated
Abercrombie & Fitch Management Co.	Crombie, LLC	Limited liability company	100%	N/A	100%	Uncertificated
Abercrombie & Fitch Management Co.	DFZ, LLC	Limited liability company	100%	N/A	100%	Uncertificated
Abercrombie & Fitch Management Co.	NSOP, LLC	Limited liability company	100%	N/A	100%	Uncertificated
A & F Trademark, Inc.	J.M.H. Trademark, Inc.	Corporation	100	100	100%	4
J.M.H. Trademark, Inc.	Abercrombie & Fitch Trading Co.	Corporation	100	100	100%	3
Abercrombie & Fitch Trading Co.	Abercrombie & Fitch Procurement Services, LLC	Limited liability company	100%	N/A	100%	Uncertificated
Abercrombie & Fitch Trading Co.	Hollister Co. California, LLC	Limited liability company	100%	N/A	100%	Uncertificated
A&F Canada Holding Co.	AFH Canada Stores Co.	Corporation	100%	11,673,863	64.17%	2, 3 and 5

SCHEDULE IV
Intellectual Property
Copyrights

Grantor	Registration Number	Date	Copyright
A & F Trademark, Inc.	VA 1-231-955	9/22/03	Moose I
Abercrombie & Fitch Trading Co.	VA 1-637-022	6/11/08	Miscellaneous Bird Design
Abercrombie & Fitch Trading Co.	VA 1-415-056	5/29/07	Seagull Design

Trademarks

Grantor	Trademark	App. No.	App. Date	Reg. No.	Reg. Date
Abercrombie & Fitch Trading Co.	A & F	86/142,294	12-Dec-2013	5,218,802	6-Jun-2017
Abercrombie & Fitch Trading Co.	A & F	86/285,193	19-May-2014	5,375,569	09-Jan-2018
Abercrombie & Fitch Trading Co.	A & F	73/239,161	14-Nov-1979	1,169,714	15-Sep-1981
Abercrombie & Fitch Trading Co.	A & F	75/981,420	31-Jan-2000	2,530,664	15-Jan-2002
Abercrombie & Fitch Trading Co.	A & F	78/787,866	09-Jan-2006	3,349,895	04-Dec-2007
Abercrombie & Fitch Trading Co.	A & F	77/923,258	29-Jan-2010	4,501,963	25-Mar-2014
Abercrombie & Fitch Trading Co.	A & F	85/547,931	21-Feb-2012	4,760,557	23-Jun-2015
Abercrombie & Fitch Trading Co.	A & F	85/549,384	22-Feb-2012	4,756,239	16-Jun-2015
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	85/502,065	22-Dec-2011	4,597,577	02-Sep-2014
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	86/162,324	10-Jan-2014	4,809,373	08-Sep-2015
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	72/383,829	16-Feb-1971	951,410	23-Jan-1973
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	73/239,158	14-Nov-1979	1,178,609	17-Nov-1981
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	74/725,849	06-Sep-1995	1,999,665	10-Sep-1996
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	76/124,449	08-Sep-2000	2,500,146	23-Oct-2001
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	77/871,823	13-Nov-2009	4,361,667	02-Jul-2013
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	77/923,252	29-Jan-2010	4,501,962	25-Mar-2014
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	77/923,261	29-Jan-2010	4,392,587	27-Aug-2013

Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	77/923,473	29-Jan-2010	4,517,968	22-Apr-2014
Abercrombie & Fitch Trading Co.	ABERCROMBIE & FITCH	75/113,828	04-Jun-1996	2,061,284	13-May-1997
Abercrombie & Fitch Trading Co.	FIERCE	85/502,678	22-Dec-2011	4,597,578	02-Sep-2014
Abercrombie & Fitch Trading Co.	FIERCE	78/137,306	20-Jun-2002	2,713,598	06-May-2003
Abercrombie & Fitch Trading Co.	FIERCE	77/845,929	09-Oct-2009	4,361,661	02-Jul-2013
Abercrombie & Fitch Trading Co	FIERCE	87/138,862	15-Aug-2016	6,029,487	07-Apr-2020
Abercrombie & Fitch Trading Co.	FIERCE	77/841,401	05-Oct-2009	4,238,034	06-Nov-2012
Abercrombie & Fitch Trading Co.	FIERCE	77/982,401	09-Oct-2009	4,057,045	15-Nov-2011
Abercrombie & Fitch Trading Co.	FIERCE	88/728,952	16-Dec-2019	6,091,027	30-Jun-2020
Abercrombie & Fitch Trading Co.	HOLLISTER	86/257,848	21-Apr-2014	4,871,400	15-Dec-2015
Abercrombie & Fitch Trading Co.	HOLLISTER	77/038,757	07-Nov-2006	3,310,650	16-Oct-2007
Abercrombie & Fitch Trading Co.	HOLLISTER	77/054,504	30-Nov-2006	3,358,499	25-Dec-2007
Abercrombie & Fitch Trading Co.	HOLLISTER	77/923,455	29-Jan-2010	4,485,432	18-Feb-2014
Abercrombie & Fitch Trading Co.	HOLLISTER	77/923,450	29-Jan-2010	4,485,431	18-Feb-2014
Abercrombie & Fitch Trading Co.	HOLLISTER	77/923,430	29-Jan-2010	4,501,964	25-Mar-2014
Abercrombie & Fitch Trading Co.	HOLLISTER	76/117,011	25-Aug-2000	2,648,144	12-Nov-2002
Abercrombie & Fitch Trading Co.	HOLLISTER	76/153,445	25-Oct-2000	2,774,426	21-Oct-2003
Abercrombie & Fitch Trading Co.	HOLLISTER	86/659,673	11-Jun-2015	5,392,226	30-Jun-2018
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/743,432	31-Oct-2005	4,551,991	17-Jun-2014
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	85/789,540	28-Nov-2012	4,804,428	01-Sep-2015
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	86/142,248	12-Dec-2013	5,218,801	06-Jun-2017
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/299,926	12-Sep-2003	3,065,016	07-Mar-2006
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/743,723	31-Oct-2005	3,964,371	24-May-2011
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/977,673	31-Oct-2005	3,220,225	20-Mar-2007
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/979,398	31-Oct-2005	3,383,434	12-Feb-2008
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	77/968,297	25-Mar-2010	4,436,783	19-Nov-2013
Abercrombie & Fitch Trading Co.	MOOSE Design (Solid)	78/981,467	31-Oct-2005	4,168,384	03-Jul-2012
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	86/142,226	12-Dec-2013	4,874,959	22-Dec-2015
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	86/232,482	26-Mar-2014	5,341,002	21-Nov-2017
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	86/232,484	26-Mar-2014	5,087,019	22-Nov-2016
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	76/516,815	16-May-2003	4,384,092	13-Aug-2013
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	77/730,244	06-May-2009	3,756,961	09-Mar-2010

Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	77/865,065	04-Nov-2009	3,855,891	05-Oct-2010
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	76/979,139	16-May-2003	4,022,932	06-Sep-2011
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	85/359,504	29-Jun-2011	4,091,084	24-Jan-2012
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	87/885,779	20-Apr-2018	5,617,334	27-Nov-2018
Abercrombie & Fitch Trading Co.	SEAGULL Design – Solid	88/614,689	12-Sep-2019	6,057,577	19-May-2020
Abercrombie & Fitch Trading Co.	GILLY HICKS	78/926,302	10-Jul-2006	3,849,017	14-Sep-2010
Abercrombie & Fitch Trading Co.	GILLY HICKS	78/980,930	10-Jul-2006	3,610,527	21-Apr-2009
Abercrombie & Fitch Trading Co.	GILLY HICKS	85/114,464	24-Aug-2010	4,505,599	01-Apr-2014
Abercrombie & Fitch Trading Co.	GILLY HICKS	78/926,293	10-Jul-2006	3,836,281	17-Aug-2010
Abercrombie & Fitch Trading Co.	GILLY HICKS	85/077,251	02-Jul-2010	4,384,294	13-Aug-2013
Abercrombie & Fitch Trading Co.	GILLY HICKS	78/926,288	10-Jul-2006	3,849,016	14-Sep-2010
Abercrombie & Fitch Trading Co.	GILLY HICKS	85/076,977	02-Jul-2010	4,505,587	01-Apr-2014

Patents

Grantor	Patent	Application / Patent Number	Application / Issue Date
Abercrombie & Fitch Trading Co.	Fragrance Bottle with Stopper	D663,218	07/10/2012
Abercrombie & Fitch Trading Co.	Bottle Cap – Moose Antlers	29/718,041	20-Dec-2019
Abercrombie & Fitch Trading Co.	Bottle for Fragrance, Perfume, Eau De Toilette, Cosmetics or Other Products	D573,035	07/15/2008

Schedule 4.01
SCHEDULE 1 TO INFORMATION CERTIFICATE
Assets in Possession of Third Parties

Workroom Inventory by Location (Excludes DC and Home Office locations) As of 4/9/2021
Workroom Location	Inventory at Average Cost
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